Exhibit 99.1

News Release

STREAMLINE HEALTH® REPORTS THIRD QUARTER 2015 FINANCIAL PERFORMANCE

Third Quarter Revenues of $7.2 Million; Cash up to $8.5 Million; Debt Reduced to $8.6 Million; Change in Auditors Expected to Result in Significant Savings

Atlanta, GA — December 10, 2015 — Streamline Health Solutions, Inc. (NASDAQ: STRM), a leading provider of transformational data-driven solutions to help healthcare providers reduce exposure to risk, enhance clinical, financial, and operational performance, and improve patient care, today announced financial results for the third quarter of 2015, which ended October 31, 2015.

Revenues for the three-month period ended October 31, 2015 declined as expected to approximately $7.2 million, as compared to $8.6 million in the previous quarter that included $1.6 million in perpetual license revenue.  Removing the revenue from the one-time perpetual license that was recognized in Q2, revenues for the year have increased consistently over the first three quarters of 2015, from $6.2 million in Q1, to $7.0 million in Q2, and to $7.2 million in Q3.  As compared to Q3 2014, revenues for Q3 2015 increased 5.9%.

Adjusted EBITDA for the third quarter 2015 was $1.7 million, up $2.0 million compared to Adjusted EBITDA from the third quarter of 2014. Adjusted EBITDA for the year-to-date period is $2.3 million, up $2.6 million from the comparable prior year period. On a GAAP basis, the company had a net loss of $0.5 million and $2.9 million for the three and nine months ended October 31, 2015, respectively.

The Company selected RSM US LLP (formerly known as McGladrey LLP) to replace KPMG LLP as its independent registered public accounting firm, effective today.  This change is expected to result in significant savings going forward.

“I’m pleased to report another solid quarter of performance.  We continue to realize significant improvement in our balance sheet, building cash and reducing debt as we look to improve our operational efficiency in all areas of our business,” stated David Sides, President and Chief Executive Officer, Streamline Health.  “With the improvement in our financial position, we are now in position to invest significantly in our sales resources going forward by adding additional direct salespeople, account executives and a dedicated channel partner manager.”

Highlights for the third quarter ended October 31, 2015 included:

•                  Revenue for the third quarter 2015 was $7.2 million;

•                  Adjusted EBITDA for the third quarter 2015 was $1.7 million;

•                  Net loss for the third quarter 2015 was $0.5 million;

•                  New sales bookings for the quarter were $1.1 million; and

•                  Backlog at the end of the quarter was $67.5 million.

Conference Call Information

The Company will conduct a conference call to review the results on Thursday, December 10, 2015 at 5:00 PM ET. Interested parties can access the call by dialing 888-287-5563 and then entering passcode 1594783. A live webcast will also be available; click here to register.

A replay of the conference call will be available from Thursday, December 10, 2015 at 8:00 PM ET to Tuesday, December 15, 2015 at 8:00 PM ET by dialing 888-203-1112 and entering passcode 1594783.

About Streamline Health
Streamline Health Solutions, Inc. (NASDAQ: STRM) is a healthcare industry leader in capturing, aggregating, and translating enterprise data into knowledge — actionable insights that reduce exposure to risk, enhance operational performance, and improve patient care. Through our Looking Glass® Platform we provide clients with meaningful, intelligent SaaS-based solutions from patient engagement to reimbursement. We share a common calling and commitment to advance the quality of life and the quality of healthcare — for society, our industry, our clients, the communities they serve, and the individual patient. For more information, please visit our website at www.streamlinehealth.net.

Safe Harbor statement under the Private Securities Litigation Reform Act of 1995

Statements made by Streamline Health Solutions, Inc. that are not historical facts are forward-looking statements that are subject to certain risks, uncertainties and important factors that could cause actual results to differ materially from those reflected in the forward-looking statements included herein. Forward-looking statements contained in this press release include, without limitation, statements regarding the Company’s expected cost savings from changing its independent registered public accounting firm, debt, backlog, future investments in sales resources, and related expectations and assumptions.  These risks and uncertainties include, but are not limited to, the timing of contract negotiations and execution of contracts and the related timing of the revenue recognition related thereto, the potential cancellation of existing contracts or clients not completing projects included in the backlog, the impact of competitive solutions and pricing, solution demand and market acceptance, new solution development, key strategic alliances with vendors and channel partners that resell the Company’s solutions, the ability of the Company to control costs, availability of solutions from third party vendors, the healthcare regulatory environment, potential changes in legislation, regulation and government funding affecting the healthcare industry, healthcare information systems budgets, availability of healthcare information systems trained personnel for implementation of new systems, as well as maintenance of legacy systems, fluctuations in operating results, effects of critical accounting policies and judgments, changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other similar entities, changes in economic, business and market conditions impacting the healthcare industry generally and the markets in which the Company operates and nationally, and the Company’s ability to maintain compliance with the terms of its credit facilities, and other risks detailed from time to time in the Streamline Health Solutions, Inc. filings with the U. S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. The Company undertakes no obligation to publicly release the results of any revision to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

Company Contact:

Randy Salisbury

SVP, Chief Marketing Officer

(404)-229-4242

randy.salisbury@streamlinehealth.net

STREAMLINE HEALTH SOLUTIONS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended		Nine Months Ended
	Oct 31,		Oct 31,
	2015	2014	2015	2014
Revenues:
Systems sales	$327,493	$345,919	$2,567,710	$999,209
Professional services	621,547	447,939	1,631,878	1,731,888
Maintenance and support	4,034,481	4,062,442	11,315,664	12,411,419
Software as a service	2,171,548	1,980,343	6,428,358	5,887,368
Total revenues	7,155,069	6,836,643	21,943,610	21,029,884

Operating expenses:
Cost of systems sales	695,824	835,398	2,117,409	2,505,190
Cost of professional services	829,964	681,350	2,249,029	2,446,466
Cost of maintenance and support	766,594	756,469	2,297,772	2,553,180
Cost of software as a service	611,158	770,347	2,052,758	2,113,390
Selling, general and administrative	2,351,082	4,230,347	10,636,370	12,925,597
Research and development	2,258,092	2,275,410	6,715,641	6,850,973
Total operating expenses	7,512,714	9,549,321	26,068,979	29,394,796
Operating loss	(357,645)	(2,712,678)	(4,125,369)	(8,364,912)
Other income (expense):
Interest expense	(206,286)	(180,583)	(698,402)	(523,599)
Loss on early extinguishment of debt	—	(114,522)	—	(114,522)
Miscellaneous income	110,383	752,219	1,939,543	1,803,509
Loss before income taxes	(453,548)	(2,255,564)	(2,884,228)	(7,199,524)
Income tax expense	(3,113)	—	(2,645)	(2,290)
Net loss	$(456,661)	$(2,255,564)	$(2,886,873)	$(7,201,814)
Less: deemed dividends on Series A Preferred Shares	(346,339)	(269,152)	(967,014)	(751,501)
Net loss attributable to common shareholders	$(803,000)	$(2,524,716)	$(3,853,887)	$(7,953,315)
Basic net loss per common share	$(0.04)	$(0.14)	$(0.21)	$(0.44)
Number of shares used in basic per common share computation	18,746,632	18,309,677	18,658,626	18,210,034
Diluted net loss per common share	$(0.04)	$(0.14)	$(0.21)	$(0.44)
Number of shares used in diluted per common share computation	18,746,632	18,309,677	18,658,626	18,210,034

STREAMLINE HEALTH SOLUTIONS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

Assets

	October 31, 2015	January 31, 2015

Current assets:
Cash and cash equivalents	$8,505,736	$6,522,600
Accounts receivable, net of allowance for doubtful accounts of $130,214 and $665,962, respectively	3,429,188	6,935,270
Contract receivables	142,250	191,465
Prepaid hardware and third party software for future delivery	5,858	55,173
Prepaid client maintenance contracts	1,048,667	935,858
Other prepaid assets	1,084,721	1,437,680
Deferred income taxes	220,004	220,004
Other current assets	34,644	207,673
Total current assets	14,471,068	16,505,723

Non-current assets:
Property and equipment:
Computer equipment	2,507,132	2,381,923
Computer software	677,354	964,857
Office furniture, fixtures and equipment	683,443	683,443
Leasehold improvements	729,348	724,015
	4,597,277	4,754,238
Accumulated depreciation and amortization	(2,103,282)	(1,617,423)
Property and equipment, net	2,493,995	3,136,815

Contract receivables, less current portion	17,421	43,553
Capitalized software development costs, net of accumulated amortization of $14,178,705 and $11,846,468, respectively	6,864,881	9,197,118
Intangible assets, net of accumulated amortization of $4,338,373 and $3,326,683, respectively	8,488,627	9,500,317
Deferred financing costs, net of accumulated amortization of $66,797 and $13,677, respectively	287,881	387,199
Goodwill	16,184,667	16,184,667
Other	784,909	823,723
Total non-current assets	35,122,381	39,273,392
	$49,593,449	$55,779,115

STREAMLINE HEALTH SOLUTIONS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

Liabilities and Stockholders’ Equity

	October 31, 2015	January 31, 2015

Current liabilities:
Accounts payable	$749,303	$2,298,851
Accrued compensation	1,104,120	865,865
Accrued other expenses	213,130	563,838
Current portion of long-term debt	617,657	500,000
Deferred revenues	8,201,299	9,289,076
Current portion of capital lease obligation	772,781	781,961
Total current liabilities	11,658,290	14,299,591

Non-current liabilities:
Term loans	8,029,536	9,500,000
Warrants liability	275,914	1,834,380
Royalty liability	2,548,965	2,385,826
Lease incentive liability	365,140	342,129
Capital lease obligation	126,550	582,911
Deferred revenues, less current portion	1,495,531	964,933
Deferred income tax liability	220,005	229,579
Total non-current liabilities	13,061,641	15,839,758
Total liabilities	24,719,931	30,139,349

Series A 0% Convertible Redeemable Preferred stock, $.01 par value per share, $8,849,985 redemption value, 4,000,000 shares authorized, 2,949,995 issued and outstanding, net of unamortized preferred stock discount of $1,244,994 and $2,212,007, respectively	7,604,992	6,637,978

Stockholders’ equity:
Common stock, $.01 par value per share, 45,000,000 shares authorized, 18,783,540 and 18,553,389 shares issued and outstanding, respectively	187,835	185,534
Additional paid in capital	79,541,734	78,390,424
Accumulated deficit	(62,461,043)	(59,574,170)
Total stockholders’ equity	17,268,526	19,001,788
	$49,593,449	$55,779,115

STREAMLINE HEALTH SOLUTIONS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Nine Months Ended Oct 31,
	2015	2014
Operating activities:
Net loss	$(2,886,873)	$(7,201,814)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	930,508	670,955
Amortization of capitalized software development costs	2,332,237	2,735,990
Amortization of intangible assets	1,011,690	1,051,025
Amortization of other deferred costs	142,764	172,804
Valuation adjustment for warrants liability	(1,558,466)	(2,325,824)
Share-based compensation expense	1,858,588	1,286,145
Other valuation adjustments	206,712	119,593
Loss on disposal of property and equipment	92,448	110,710
Loss on exit of operating lease	—	234,823
Gain on early extinguishment of lease liability	(33,059)	—
Provision for accounts receivable	11,488	252,803
Deferred tax expense	(9,574)	—
Changes in assets and liabilities, net of effects of acquisitions:
Accounts and contract receivables	3,569,941	3,360,780
Other assets	411,665	(314,501)
Accounts payable	(1,505,462)	410,395
Accrued expenses	(63,498)	(801,074)
Deferred revenues	(557,179)	(2,124,790)
Net cash provided by (used in) operating activities	3,953,930	(2,361,980)

Investing activities:
Purchases of property and equipment	(243,283)	(1,862,855)
Capitalization of software development costs	—	(503,464)
Payment for acquisition, net of cash acquired	—	(6,058,225)
Net cash used in investing activities	(243,283)	(8,424,544)

Financing activities:
Principal repayments on term loan	(1,352,807)	(910,710)
Principal repayments on note payable	—	(300,000)
Principal payments on capital lease obligation	(602,394)	(165,115)
Recovery (payment) of deferred financing costs	2,111	(256,212)
Proceeds from exercise of stock options and stock purchase plan	225,579	438,425
Net cash used in financing activities	(1,727,511)	(1,193,612)
Increase (decrease) in cash and cash equivalents	1,983,136	(11,980,136)
Cash and cash equivalents at beginning of period	6,522,600	17,924,886
Cash and cash equivalents at end of period	$8,505,736	$5,944,750

STREAMLINE HEALTH SOLUTIONS, INC.

Backlog

(Unaudited)

Table A

	October 31, 2015	January 31, 2015	October 31, 2014
Streamline Health Software Licenses	$21,533,000	$20,888,000	$21,103,000
Hardware and Third Party Software	200,000	244,000	126,000
Professional Services	5,951,000	7,485,000	8,095,000
Maintenance and Support	21,057,000	21,304,000	21,657,000
Software as a Service	18,738,000	22,574,000	24,928,000
Total	$67,479,000	$72,495,000	$75,909,000

STREAMLINE HEALTH SOLUTIONS, INC.

New Bookings

(Unaudited)

Table B

	Three Months Ended
	Oct 31, 2015
	Value	% of Total Bookings
Streamline Health Software licenses	$44,000	4%
Software as a service	248,000	22%
Maintenance and support	58,000	5%
Professional services	760,000	68%
Hardware & third party software	2,000	0%
Total bookings	$1,112,000	100%

Reconciliation of Non-GAAP Financial Measures

(Unaudited)

Table C

Streamline Health Solutions, Inc. (the “Company”) reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”).  The Company’s management also evaluates and makes operating decisions using various other measures. One such measure is adjusted EBITDA, which is a non-GAAP financial measure.  The Company defines “adjusted EBITDA” as net earnings (loss) plus interest expense, tax expense, depreciation and amortization expense of tangible and intangible assets, stock-based compensation expense, significant non-recurring operating expenses, and transactional related expenses including: gains and losses on debt and equity conversions, associate severances and related restructuring expenses, associate inducements, professional and advisory fees, and internal direct costs incurred to complete transactions.

Non-GAAP financial information supplements and is not intended to represent a measure of performance in accordance with disclosures required by GAAP. Non-GAAP financial measures are used internally to manage the business, such as in establishing the Company’s annual operating budget. The Company’s management uses non-GAAP financial measures in its operating and financial decision-making because management believes these measures reflect ongoing business in a manner that allows meaningful period-to-period comparisons. Accordingly, the Company believes it is useful for investors and others to review both GAAP and non-GAAP financial measures in order to (a) understand and evaluate current operating performance and future prospects in the same manner as management does and (b) compare in a consistent manner the Company’s current financial results with past financial results. The primary limitations associated with the use of non-GAAP financial measures are that these measures may not be directly comparable to the amounts reported by other companies and they do not include all items of income and expense that affect operations. The Company’s management compensates for these limitations by considering the company’s financial results and outlook as determined in accordance with GAAP and by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the below table.

Below is a table reconciling adjusted EBITDA to net loss, which is the most comparable GAAP measure.

	Three Months Ended		Nine Months Ended
In thousands, except per share data	Oct 31, 2015	Oct 31, 2014	Oct 31, 2015	Oct 31, 2014
Net loss	$(457)	$(2,256)	$(2,887)	$(7,202)
Interest expense	206	181	698	524
Income tax expense	3	—	3	2
Depreciation	305	310	931	671
Amortization of capitalized software development costs	774	905	2,332	2,736
Amortization of intangible assets	337	346	1,012	1,051
Amortization of other costs	41	50	90	121
EBITDA	1,209	(464)	2,179	(2,097)
Share-based compensation expense	575	421	1,859	1,286
Loss on disposal of property and equipment	58	27	92	111
Loss on early extinguishment of debt	—	115	—	115
Associate severances and other costs relating to transactions or corporate Restructuring	—	255	206	831
Non-cash valuation adjustments to assets and liabilities	(178)	(1,061)	(1,352)	(2,206)
Transaction related professional fees, advisory fees and other internal direct costs	34	1	53	176
Non-recurring operating expenses	—	428	—	1,491
Other non-recurring income	—	—	(750)	—
Adjusted EBITDA	$1,698	$(278)	$2,287	$(293)
Adjusted EBITDA Margin(1)	24%	(4)%	10%	(1)%

Adjusted EBITDA per diluted share
Earnings (loss) per share — diluted	$(0.04)	$(0.14)	$(0.21)	$(0.44)
Adjusted EBITDA per adjusted diluted share (2)	$0.08	$(0.02)	$0.11	$(0.02)

Diluted weighted average shares	18,746,632	18,309,677	18,658,626	18,210,034
Includable incremental shares — adjusted EBITDA (3)	2,234,344	—	2,493,843	—
Adjusted diluted shares	20,980,976	18,309,677	21,152,469	18,210,034

(1)         Adjusted EBITDA as a percentage of GAAP revenues.

(2)         Adjusted EBITDA per adjusted diluted share for the Company’s common stock is computed using the more dilutive of the two-class method or the if-converted method.

(3)         The number of incremental shares that would be dilutive under profit assumption, only applicable under a GAAP net loss. If GAAP profit is earned in the current period, no additional incremental shares are assumed.